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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): September 12, 2003
                                                          -------------------


                             ALAMOSA HOLDINGS, INC.
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

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         DELAWARE                      0-32357                 75-2890997
         --------                      -------                 ----------
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(STATE OR OTHER JURISDICTION         (COMMISSION            (I.R.S. EMPLOYER
     OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)
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          5225 S. Loop 289, Lubbock, Texas                      79424
          -----------------------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                                            --------------

                          ----------------------------

          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     On September 12, 2003, Alamosa Holdings, Inc. issued a press release announcing that it commenced an exchange offer for its public indebtedness as the final step in a financial restructuring intended to de-leverage the company and stabilize its key business relationships. The press release is attached as exhibit 99.2 and is incorporated herein by reference.

     In connection with the exchange offer, Alamosa Holdings is filing its financial statements for the year ended December 31, 2002, which have been updated by the inclusion of a new footnote and an updated auditor's report.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

(c)  Exhibits

     23.1      Consent of Independent Accountants

     99.1      Report of Independent Auditors
               Consolidated Balance Sheets as of December 31, 2002 and
                    December 31, 2001
               Consolidated Statements of Operations for the years ended
                    December 31, 2002, 2001 and 2000
               Consolidated Statements of Stockholders' Equity for the period from December 31, 1999 to December 31, 2002
               Consolidated Statements of Cash Flows for the years ended
                    December 31, 2002, 2001 and 2000
               Notes to Consolidated Financial Statements
               Report of Independent Accountants on Financial Statement Shedule Consolidated Valuation and Qualifying Accounts

     99.2      Press Release dated September 12, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

         Alamosa Holdings is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.3 to this report. Exhibit 99.3 is the Combined Offering Circular, Consent Solicitation and Disclosure Statement Soliciting Acceptances of a Prepackaged Plan of Reorganization of Alamosa (Delaware), Inc. and Alamosa Holdings, dated as of September 12, 2003.

         The information in this Current Report on Form 8-K under Item 9 is "furnished" pursuant to Regulation FD and shall not be deemed to be "filed."

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: September 12, 2003

                                            ALAMOSA HOLDINGS, INC.

                                            By /s/ Kendall W. Cowan
                                              ------------------------------
                                              Name:  Kendall W. Cowan
                                              Title: Chief Financial Officer


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                                  EXHIBIT INDEX


23.1     Consent of Independent Accountants

99.1     Report of Independent Auditors
         Consolidated Balance Sheets as of December 31, 2002 and
               December 31, 2001
         Consolidated Statements of Operations for the years ended
               December 31, 2002, 2001 and 2000
         Consolidated Statements of Stockholders' Equity for the period from
               December 31, 1999 to December 31, 2002
         Consolidated Statements of Cash Flows for the years ended
               December 31, 2002, 2001 and 2000
         Notes to Consolidated Financial Statements
         Report of Independent Accountants on Financial Statement Shedule Consolidated Valuation and Qualifying Accounts

99.2     Press Release dated September 12, 2003

99.3 Combined Offering Circular, Consent Solicitation and Disclosure Statement Soliciting Acceptances of a Prepackaged Plan of Reorganization of Alamosa (Delaware), Inc. and Alamosa Holdings, Inc., dated as of September 12, 2003